UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                               FORM 8-K



                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):    October 14, 1998



                       Specialty Foods Corporation
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)



          State of Delaware                33-68956                75-2488181
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  (State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
of incorporation or organization)                           Identification No.)


        520 Lake Cook Road, Suite 550, Deerfield, IL             60015
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          (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code       (847) 405-5300



ITEM 5.           OTHER EVENTS

1. On October 14, 1998, Specialty Foods Corporation (SFC) announced that it has signed definitive agreements to acquire two baking companies, including national cookie maker Archway Cookies, Inc.

2.   On October 14, 1998, SFC and Specialty Foods
     Acquisition Corporation (SFAC) announced that they have commenced private exchange offers for their publicly held debt. The offers are to exchange existing debt of SFC and SFAC held by certain holders for the debt of two new intermediate holding companies. In addition, SFC is seeking the consent of its term loan and revolving credit lenders to amend existing agreements to conform to the new holding company structure.

     SFAC Exchange Offer
     -------------------
     SFAC is offering certain holders of its 13% Senior
     Secured Discount Debentures the opportunity to exchange their existing debt for new 13% Senior Secured Discount
     Debentures (New Discount Debentures) of a new intermediate holding company. The New Discount
     Debentures include the following provisions:

       An extension of the maturity date to 2008 with interest accruing at 13% annually through 2003 and becoming payable in cash thereafter.

       An option for the company to call the debt at 50% of accreted value through November 1999 and at increasing call prices thereafter.

       Holders of the SFAC Debentures who consent to the exchange will receive up to an aggregate of ten percent of the equity of the intermediate holding company.

     Holders of more than 50% of the 13% Senior Secured
     Discount Debentures have already indicated their agreement to the exchange.

     SFC Exchange Offer
     ------------------
     SFC is offering certain holders of its publicly held debt the opportunity to exchange their existing notes for new notes (New Notes) of another new intermediate holding company. The New Notes have substantially the same terms and covenants of the existing notes and will remain structurally senior to the New Discount Debentures. The holders of SFC's public debt are being offered $5 per $1,000 note to consent to the transaction.

     Donaldson, Lufkin and Jenrette Securities Corporation and Jefferies & Co., Inc. are the financial advisors for the SFC exchange offer. Jefferies & Co. is the financial advisor for the SFAC exchange offer.


3. On October 14, 1998, Specialty Foods Corporation issued a press release announcing the following:

          The signing of definitive agreements to acquire two baking companies, including national cookie maker Archway Cookies, Inc.

          Exchange offers to holders of its publicly held debt further described in Item 5 of this Form 8-K.

          Consolidated net sales and earnings before interest, taxes, depreciation and amortization (EBITDA) for SFC for the three and nine-month periods ended September 30, 1998, respectively.



ITEM 7.   FINACIAL STATEMENTS AND EXHIBITS

     Exhibits No.
     -----------
     99.5*          Press Release dated October 14, 1998 of SFC








                            SIGNATURES

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SPECIALTY FOODS CORPORATION
                                (Registrant)



Date:    October 14, 1998               By:  /s/ Robert L. Fishbune
                                             ----------------------
                                             Robert L. Fishbune
                                             Vice President and Chief
                                             Financial Officer






____________

*   Filed herewith.